UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2023

GOODNESS GROWTH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

British Columbia

(State or other jurisdiction of Incorporation)

000-56225	82-3835655
(Commission File Number)	(IRS Employer Identification No.)

207 South 9th Street Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

(612) 999-1606

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 14, 2023, Goodness Growth Holdings, Inc. (the “Registrant”) announced that Dr. Kyle E. Kingsley, age 47, has been appointed to the position of Executive Chairman and has resigned the position of Chief Executive Officer (“CEO”) of both the Registrant and its wholly-owned subsidiary, Vireo Health, Inc. (“VHI”). Dr. Kingsley has served as the CEO and chairman of the board of directors of each of the Registrant and VHI since 2014. Dr.  Kingsley is married to the sister of Amber Shimpa, the President of each of the Registrant and VHI.

In connection with this appointment, on February 13, 2023, VHI and the Registrant entered into a Third Amendment to Employment Agreement (the “Kingsley Amendment”) with Dr. Kingsley to his Employment Agreement dated December 1, 2020, as subsequently amended (the “Kingsley Employment Agreement”). The Kingsley Amendment provides for Dr. Kingsley’s resignation as CEO and his appointment to the role of Executive Chairman of the Registrant and VHI, as described above. The Kingsley Amendment changes Dr. Kingsley’s base compensation to $260,000 per year. Additionally, notwithstanding anything to the contrary in the Kingsley Employment Agreement, the Kingsley Amendment provides that all calculations of payments due to Dr. Kingsley as a result of a future separation of his employment shall be made as if his base salary were $360,000 per year. All other terms of the Kingsley Employment Agreement, as previously amended, remain in effect. This summary of the Kingsley Amendment is qualified in its entirety by reference to the full text of the Kingsley Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. Other than the Kingsley Amendment, there are no arrangements or understandings between Dr. Kingsley and any other person pursuant to which he was selected for the position to which he was appointed.

Also on February 14, 2023, the Registrant announced the appointment of Joshua Rosen, age 49, as interim CEO of each of the Registrant and VHI. Mr. Rosen has served as a member of the board of directors of the Registrant since August 2021 and as interim President since December 2022. Mr. Rosen has served as Managing Partner of Bengal Capital, a cannabis investment and advisory firm, since December 2020. Through May of 2021, Mr. Rosen was a director of 4Front Ventures Corporation (“4Front”). Mr. Rosen was previously Executive Chairman and CEO of 4Front and its predecessor companies, having co-founded 4Front in 2011. Mr. Rosen is on the Board of Managers of Ninety Plus Coffee, LLC, a coffee producer.

In August 2021, the Company entered into a consulting agreement with Bengal Impact Partners, LLC (“Bengal”) to serve as a strategic advisor to the Company. Mr. Rosen is a managing partner at Bengal and shares voting and profit interests in Bengal. For the fiscal year ended December 31, 2022, the Company paid Bengal $111,613 in cash under this agreement. Pursuant to an amendment to the agreement executed December 12, 2022, the monthly payments to Bengal were terminated and the Company issued Bengal 75,000 warrants with a strike price of $1.36 per share and another 75,000 warrants with a strike price of $1.62 per share. All of the warrants have a two-year term. The amendment also eliminated Bengal’s right to receive any other cash fees, warrants or other compensation or expense reimbursement.

Related to Mr. Rosen’s appointment as interim CEO, on February 13, 2023, the Registrant and VHI entered into a First Amendment to Employment Agreement (the “Rosen Amendment”) to the Employment Agreement dated December 4, 2022 with Mr. Rosen (the “Rosen Employment Agreement”). The Rosen Amendment provides for the appointment of Mr. Rosen to the position of interim CEO of each of the Registrant and VHI. All other terms of the Rosen Employment Agreement remain in effect. This summary of the Rosen Amendment is qualified in its entirety by reference to the full text of the Rosen Amendment, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. Other than the Rosen Amendment, there are no arrangements or understandings between Mr. Rosen and any other person pursuant to which he was selected for the position to which he was appointed.

In addition, on February 14, 2023, the Registrant announced the appointment of Amber Shimpa, age 44, to the position of President of each of the Registrant and VHI. Ms. Shimpa has served as VHI’s Chief Administrative Officer since December 2019 and as a member of the board of directors of the Registrant since March 2019. From January 2015 through December 2019, Ms. Shimpa served as the Registrant’s Chief Financial Officer. Ms. Shimpa’s sister is married to Dr. Kingsley.

In connection with Ms. Shimpa’s appointment, on February 13, 2023, the Registrant and VHI entered into a Third Amendment to Employment Agreement (the “Shimpa Amendment”) to the Employment Agreement dated February 1, 2020, as subsequently amended (the “Shimpa Employment Agreement”), with Ms. Shimpa. The Shimpa Amendment provides for Ms. Shimpa’s appointment to the position of President of each of the Registrant and VHI and as CEO of the Registrant’s subsidiary, Vireo Health of Minnesota, LLC. All other terms of the Shimpa Employment Agreement, as previously amended, remain in effect. This summary of the Shimpa Amendment is qualified in its entirety by reference to the full text of the Shimpa Amendment, which is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference. Other than the Shimpa Amendment, there are no arrangements or understandings between Ms. Shimpa and any other person pursuant to which she was selected for the position to which she was appointed.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Third Amendment to Employment Agreement among Goodness Growth Holdings, Inc., Vireo Health, Inc. and Kyle Kingsley, effective February 12, 2023
10.2	First Amendment to Employment Agreement among Goodness Growth Holdings, Inc., Vireo Health, Inc. and Joshua Rosen, effective February 12, 2023
10.3	Third Amendment to Employment Agreement among Goodness Growth Holdings, Inc., Vireo Health, Inc. and Amber Shimpa, effective February 12, 2023
99.1	Press Release dated February 14, 2023
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODNESS GROWTH HOLDINGS, INC. (Registrant)

By:	/s/ J. Michael Schroeder
J. Michael Schroeder
General Counsel and Corporate Secretary

Date: February 17, 2023